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                                                                  EXHIBIT 10.13

                   SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                               BUSINESS LOAN AGREEMENT


This Second Amendment to Second Amended and Restated Business Loan Agreement ("Amendment") is made this 10 day of November, 1995, to be effective as of October 1, 1995 ("Effective Date") by and between The Sportsman's Guide, Inc., a Minnesota corporation ("Borrower"), and Bank One, Dayton, N.A. ("Bank One").


                                    WITNESSETH:


WHEREAS, Borrower and Bank One entered into a Business Loan Agreement dated June 20, 1995 (the "Agreement"); and WHEREAS, Borrower desires and Bank One has agreed to amend certain financial covenants and delete the two consecutive month requirement as set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and the terms and conditions set forth herein, Borrower and Bank One agree to amend the Agreement as follows:

1. Delete Exhibit "A" attached to the Agreement and insert amended Exhibit "A" attached hereto in its place.

2. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first written above.

                                         THE SPORTSMAN'S GUIDE, INC. A
                                         MINNESOTA CORPORATION


                                         By:  Charles Lingen
                                              ---------------------------------
                                         Its: Vice Pres. Finance/CEO
                                              ---------------------------------


                                         BANK ONE, DAYTON, NA


                                         By:  /s/ Michael Powe
                                              ---------------------------------
                                         Its: Senior Commercial Banking Officer
                                              ---------------------------------